UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 1, 2020

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	98-1228572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	FN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously reported in Fabrinet’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2020 (the “Original Form 8-K”), Fabrinet reported under Item 5.02 of the Original 8-K that Csaba Sverha had been appointed Executive Vice President, Chief Financial Officer of Fabrinet, effective February 17, 2020. Fabrinet is filing this Amendment No. 1 on Form 8-K/A to provide a description of Mr. Sverha’s compensation, which was approved subsequent to the filing of the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Mr. Sverha’s appointment to Executive Vice President, Chief Financial Officer of Fabrinet, on February 6, 2020, the Compensation Committee (the “Compensation Committee”) of the board of directors of Fabrinet approved the following elements of compensation for Mr. Sverha, effective as of February 17, 2020:

•	an annual base salary of $450,000;

•	a maximum bonus opportunity under Fabrinet’s fiscal 2020 executive incentive plan of 60% of annual base salary, pro-rated with respect to Fabrinet’s current fiscal year;

•	a grant of time-based restricted share units with an aggregate value of $124,658, which will vest in equal annual installments over three years;

•	grants of performance-based restricted share units with an aggregate value of $249,316, which will vest, if at all, on the date the Compensation Committee certifies achievement of cumulative performance criteria for Fabrinet’s fiscal 2020 and fiscal 2021 years;

•	an allowance for housing and related living expenses in Thailand of $10,000 per month; and

•	an annual travel allowance of $15,000.

In addition, pursuant to Mr. Sverha’s existing offer letter with Fabrinet, Mr. Sverha is entitled to certain other expatriate benefits while working full time for Fabrinet in Thailand, including (i) a car and driver for business-related local transportation purposes, (ii) tax equalization payments that are intended to put Mr. Sverha in the same position, from a tax-liability perspective, that he would be in if he was still located in the United States, and (iii) reimbursement of reasonable annual tuition payments for Mr. Sverha’s children to attend school in Bangkok.

The foregoing description of Mr. Sverha’ compensation is a summary and is qualified in its entirety by the terms of an amended and restated offer letter which will be filed with the Company’s quarterly report on Form 10-Q for the fiscal quarter ending March 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Seamus Grady
Seamus Grady
Chief Executive Officer

Date: February 12, 2020